LONG-TERM OBLIGATIONS	12 Months Ended
Dec. 31, 2019
Debt Disclosure [Abstract]
LONG-TERM OBLIGATIONS	LONG-TERM OBLIGATIONS
Long-term debt is summarized as follows (in millions):

	December 31,
	2019	2018
5-5/8% Senior Notes due February 1, 2025, net of unamortized debt issuance costs of $7.5 and $8.9 at December 31, 2019 and 2018, respectively	$592.5	$591.1
2017 Credit Agreement – term debt due January 31, 2024 (“Original Term Loan”, as defined below), net of unamortized debt issuance costs of $4.0 and $5.0 at December 31, 2019 and 2018, respectively	383.8	386.4
2017 Credit Agreement – term debt due January 31, 2024 (“2019 Term Loan”, as defined below), net of unamortized debt issuance costs of $2.1 at December 31, 2019	195.6	—
2017 Credit Agreement – revolver	—	237.0
Finance lease obligations	3.7	—
Other	0.1	0.2
Total debt	1,175.7	1,214.7
Less: Current portion of long-term debt	(6.9)	(4.1)
Long-term debt, less current portion	$1,168.8	$1,210.6

2017 Credit Agreement

On January 31, 2017, the Company entered into a credit agreement (as amended, the “2017 Credit Agreement”) with the lenders and issuing banks party thereto and Credit Suisse AG, Cayman Islands Branch (“CSAG”), as administrative agent and collateral agent. The 2017 Credit Agreement includes (i) a $600 million revolving line of credit (the “Revolver”) and (ii) senior secured term loans totaling $600 million that will mature on January 31, 2024 (the “Term Loans”); both are further described below. In connection with the 2017 Credit Agreement, the Company terminated its previous credit agreement with the lenders party thereto and CSAG, as administrative agent and collateral agent and related agreements and documents (the “2014 Credit Agreement”).

The 2017 Credit Agreement contains a $400 million senior secured term loan (the “Original Term Loan”). On August 17, 2017, the Company entered into an Incremental Assumption Agreement and Amendment No. 1 to the 2017 Credit Agreement which lowered the interest rate on the Original Term Loan by 25 basis points. On February 28, 2018, the Company entered into an Incremental Assumption Agreement and Amendment No. 2 (“Amendment No. 2”) to the 2017 Credit Agreement which lowered the interest rate on the Original Term Loan by an additional 25 basis points. The Original Term Loan portion of the 2017 Credit Agreement bears interest at a rate of London Interbank Offered Rate (“LIBOR”) plus 2.00% with a 0.75% LIBOR floor. On March 7, 2019, the Company entered into an Incremental Assumption Agreement and Amendment No. 3 (“Amendment No. 3”) to the 2017 Credit Agreement. Amendment No. 3 provided the Company with an additional term loan (the “2019 Term Loan”) under the 2017 Credit Agreement in the amount of $200 million. The 2019 Term Loan portion of the 2017 Credit Agreement bears interest at a rate of LIBOR plus 2.75% with a 0.75% LIBOR floor.

On April 10, 2018, the Company entered into an Incremental Revolving Credit Assumption Agreement to the 2017 Credit Agreement which increased the size of the revolving line of credit from $450 million to $600 million available through January 31, 2022.

The 2017 Credit Agreement allows unlimited incremental commitments, which may be extended at the option of the existing or new lenders and can be in the form of revolving credit commitments, term loan commitments, or a combination of both, with incremental amounts in excess of $300 million as long as the Company satisfies a senior secured leverage ratio contained in the 2017 Credit Agreement.
The 2017 Credit Agreement requires the Company to comply with a number of covenants which limit, in certain circumstances, the Company’s ability to take a variety of actions, including but not limited to: incur indebtedness; create or maintain liens on its property or assets; make investments, loans and advances; repurchase shares of its common stock; engage in acquisitions, mergers, consolidations and asset sales; redeem debt; and pay dividends and distributions. If the Company’s borrowings under its revolving line of credit are greater than 30% of the total revolving credit commitments, the 2017 Credit Agreement requires the Company to comply with certain financial tests, as defined in the 2017 Credit Agreement. If applicable, the minimum required levels of the interest coverage ratio would be 2.5 to 1.0 and the maximum permitted levels of the senior secured leverage ratio would be 2.75 to 1.0. The 2017 Credit Agreement also contains customary default provisions. The Company was in compliance with the covenants contained in the 2017 Credit Agreement as of December 31, 2019.

During the years ended December 31, 2018 and 2017, the Company recorded a loss on early extinguishment of debt related to Amendment No. 2 to the 2017 Credit Agreement of approximately $0.7 million and $0.7 million, respectively.

As of December 31, 2019 and 2018, the Company had, $585.5 million and $391.4 million, net of discount, respectively, in Term Loans outstanding under the 2017 Credit Agreement. The weighted average interest rate on the Term Loans at December 31, 2019 and 2018 was 4.10% and 4.50%, respectively. The Company had no revolving credit amounts outstanding as of December 31, 2019 and $237.0 million outstanding as of December 31, 2018. The weighted average interest rate on the revolving credit amounts at December 31, 2018 was 5.98%.

The Company issues letters of credit that generally serve as collateral for certain liabilities included in the Consolidated Balance Sheet and guaranteeing the Company’s performance under contracts. Letters of credit can be issued under two facilities provided in the 2017 Credit Agreement and via bilateral arrangements outside the 2017 Credit Agreement.

The 2017 Credit Agreement incorporates secured facilities for issuance of letters of credit up to $400 million (the “$400 Million Facility”).  Letters of credit issued under the $400 Million Facility decrease availability under the Revolver.  The 2017 Credit Agreement also permits the Company to have additional secured facilities for the issuance of letters of credit up to $300 million (the “$300 Million Facility”). Letters of credit issued under the $300 Million Facility do not decrease availability under the Revolver.

The Company also has bilateral arrangements to issue letters of credit with various other financial institutions (the “Bilateral Arrangements”).  The Bilateral Arrangements are not secured under the 2017 Credit Agreement and do not decrease availability under the Revolver.

Letters of credit outstanding (in millions):

	December 31, 2019			December 31, 2018
	Continuing Operations	Discontinued Operations	Total	Continuing Operations	Discontinued Operations	Total
$400 Million Facility	$—	$—	$—	$—	$—	$—
$300 Million Facility	34.8	—	34.8	33.4	—	33.4
Bilateral Arrangements	45.3	—	45.3	32.0	10.4	42.4
Total	$80.1	$—	$80.1	$65.4	$10.4	$75.8

Furthermore, the Company and certain of its subsidiaries agreed to take certain actions to secure borrowings under the 2017 Credit Agreement. As a result, on January 31, 2017, Terex and certain of its subsidiaries entered into a Guarantee and Collateral Agreement with CSAG, as collateral agent for the lenders, granting security and guarantees to the lenders for amounts borrowed under the 2017 Credit Agreement. Pursuant to the Guarantee and Collateral Agreement, Terex is required to (a) pledge as collateral the capital stock of the Company’s material domestic subsidiaries and 65% of the capital stock of certain of the Company’s material foreign subsidiaries, and (b) provide a first priority security interest in substantially all of the Company’s domestic assets.

2014 Credit Agreement

On August 13, 2014 the Company entered into a credit agreement (as amended, the “2014 Credit Agreement”), with the lenders party thereto and CSAG, as administrative agent and collateral agent. The 2014 Credit Agreement provided the Company with a senior secured revolving line of credit of up to $600 million that was available through August 13, 2019, a $230.0 million senior secured term loan and a €200.0 million senior secured term loan.
On January 31, 2017, in connection with the 2017 Credit Agreement, the Company terminated its 2014 Credit Agreement and related agreements and documents.

During the year ended December 31, 2017, the Company recorded a loss on early extinguishment of debt related to its 2014 Credit Agreement of $8.2 million.

6-1/2% Senior Notes

On March 27, 2012, the Company sold and issued $300 million aggregate principal amount of Senior Notes Due 2020 (“6-1/2% Notes”) at par. The proceeds from these notes were used for general corporate purposes. The 6-1/2% Notes became redeemable by the Company beginning in April 2016 at an initial redemption price of 103.25% of principal amount.

The Company redeemed $45.8 million principal amount of the 6-1/2% Notes in the first quarter of 2017 for $47.9 million, including market premiums of $1.2 million and accrued but unpaid interest of $0.9 million. The Company redeemed the remaining $254.2 million principal amount of the 6-1/2% Notes on April 3, 2017 for $266.7 million, including accrued but unpaid interest of $8.4 million and a call premium of $4.1 million (which was recorded as Loss on early extinguishment of debt on that date). The 6-1/2% Notes were jointly and severally guaranteed by certain of the Company’s domestic subsidiaries.

6% Senior Notes

On November 26, 2012, the Company sold and issued $850 million aggregate principal amount of Senior Notes due 2021 (“6% Notes”) at par. The proceeds from this offering plus other cash were used to redeem all $800.0 million principal amount of the outstanding 8% Senior Subordinated Notes. During the first quarter of 2017, the Company redeemed all $850.0 million of the 6% Notes for $887.2 million, including redemption premiums of $25.9 million and accrued but unpaid interest of $11.3 million.

5-5/8% Senior Notes

On January 31, 2017, the Company sold and issued $600.0 million aggregate principal amount of Senior Notes Due 2025 (“5-5/8% Notes”) at par in a private offering. The proceeds from the 5-5/8% Notes, together with cash on hand, including cash from the sale of its MHPS business, was used: (i) to complete a tender offer for up to $550.0 million of its 6% Notes, (ii) to redeem and discharge such portion of the 6% Notes not purchased in the tender offer, (iii) to fund a $300.0 million partial redemption of the 6% Notes, (iv) to fund repayment of all $300.0 million aggregate principal amount outstanding of its 6-1/2% Notes on or before April 3, 2017, (v) to pay related premiums, fees, discounts and expenses, and (vi) for general corporate purposes, including repayment of borrowings outstanding under the 2014 Credit Agreement. The 5-5/8% Notes are jointly and severally guaranteed by certain of the Company’s domestic subsidiaries.

During the year ended December 31, 2017, the Company recorded a loss on early extinguishment of debt related to its 6% Notes and its 6-1/2% Notes of $43.7 million.

Schedule of Debt Maturities

Scheduled annual maturities of the principal portion of long-term debt outstanding at December 31, 2019 in the successive five-year period and thereafter are summarized below. Amounts shown are exclusive of minimum lease payments for capital lease obligations (in millions):

2020	$6.1
2021	5.5
2022	5.5
2023	5.5
2024	561.4
Thereafter	601.5
Total Debt	1,185.5
Less: Unamortized debt issuance costs	$(13.5)
Net debt	$1,172.0
Fair Value of Debt

Based on indicative price quotations from financial institutions multiplied by the amount recorded on the Company’s Consolidated Balance Sheet (“Book Value”), the Company estimates the fair values (“FV”) of its debt set forth below as of December 31, 2019 and 2018, as follows (in millions, except for quotes):

2019	Book Value	Quote	FV
5-5/8% Notes	$600.0	$1.03375	$620
2017 Credit Agreement - Original Term Loan (net of discount)	$387.8	$1.00656	$390
2017 Credit Agreement - 2019 Term Loan (net of discount)	$197.7	$1.00938	$200

2018	Book Value	Quote	FV
5-5/8% Notes	$600.0	$0.93250	$560
2017 Credit Agreement - Original Term Loan (net of discount)	$391.4	$0.96750	$379

The fair value of debt reported in the table above is based on price quotations on the debt instrument in an active market and therefore is categorized under Level 1 of the ASC 820 hierarchy. See Note A – “Basis of Presentation” for an explanation of ASC 820 hierarchy. The Company believes that the carrying value of its other borrowings, including amounts outstanding, if any, for the revolving credit line under the 2017 Credit Agreement approximate fair market value based on maturities for debt of similar terms. Fair value of these other borrowings are categorized under Level 2 of the ASC 820 hierarchy.

The Company paid $70.9 million, $57.5 million and $59.2 million of interest in 2019, 2018 and 2017, respectively.